UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 22, 2011

Augme Technologies, Inc.

(Exact name of registrant as specified in Charter)

Delaware	333-57818	20-0122076
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

43 West 24th Street, 11th Floor

New York, NY 10010

(Address of Principal Executive Offices)

855-423-5433

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On July 26, 2011 Augme Technologies, Inc. (the “Company”) filed a Current Report on Form 8-K disclosing that the Company had entered into an employment agreement with Edward Jordan, pursuant to which Mr. Jordan accepted employment as the Company’s Chief Financial Officer. On August 22, 2011, Mr. Jordan’s employment agreement was amended to delete the requirement that the Company use reasonable best efforts to cause Mr. Jordan to be elected to the Company’s board of directors. A copy of the amendment is attached hereto.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

10.1                           First Amendment to Employment Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Augme Technologies, Inc. (Registrant)

Date: August 23, 2011	By:	/s/ Paul R. Arena
Paul R. Arena
Chief Executive Officer